MUNIVEST
CALIFORNIA
INSURED
FUND, INC.





FUND LOGO





Annual Report

October 31, 1995





This report, including the financial information herein, is transmitted to the shareholders of MuniVest California
Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common
Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniVest California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MUNIVEST CALIFORNIA INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniVest California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevail-ing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's
Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
MVC

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004





DEAR SHAREHOLDER

For the year ended October 31, 1995,
the Common Stock of MuniVest
California Insured Fund, Inc. earned
$0.775 per share income dividends,
which included earned and unpaid
dividends of $0.069. This represents
a net annualized yield of 5.79%,
based on a month-end net asset value
of $13.39. Over the same period, the
total investment return on the Fund's
Common Stock was +21.30%, based
on a change in per share net asset value from $11.80 to $13.39, and assum-ing reinvestment of $0.772 per share income dividends.

For the six-month period ended
October 31, 1995, the total investment
return on the Fund's Common Stock
was +9.86%, based on a change in per
share net asset value from $12.59 to
$13.39, and assuming reinvestment of
$0.386 per share income dividends.

For the six-month period ended
October 31, 1995, the Fund's Auction
Market Preferred Stock had an average
yield of 3.72%.

The Environment
After losing momentum through the
second calendar quarter of 1995, it
now appears that the US economic
expansion has resumed. Gross
domestic product growth for the
three months ended September 30
was reported to be 4.2%, higher than
generally expected. September
durable goods orders increased a
surprisingly strong 3%, and existing
home sales rose to a near-record
level. At the same time, there is
evidence that inflationary pressures
remain subdued. Reflecting the trend
of renewed economic growth--and
continued good news on the inflation
front--the Federal Reserve Board
signaled no near-term shift in mone-
tary policy following its September
meeting. Thus, official interest rates
may not be reduced further in the
immediate future.

Another significant development has
been the strengthening of the US dollar
relative to the yen and the Deutsche-
mark. Improving interest rate differen-
tials favoring the US currency,
combined with coordinated central
bank intervention and more positive
investor sentiment, have helped to
bolster the dollar in foreign exchange
markets. Other factors that appear
to be improving the US dollar's outlook
in the near term are a pick-up in
capital flows to the United States
and the prospect of increased capital
outflows from Japan. However, it
remains to be seen if the US dollar's
strengthening trend can continue
without significant improvements in
the US budget and trade deficits.

In the weeks ahead, investor interest
will continue to focus on US economic
activity. Clear signs of a moderate,
noninflationary expansion could fur-
ther benefit the US stock and bond
markets. In addition, should the cur-
rent Federal budget deficit reduction
efforts now underway in Washington
prove successful, the implications
would likely be positive for the US
financial markets.

The Municipal Market
Tax-exempt bond yields continued to
decline during the six-month period
ended October 31, 1995. As measured
by the Bond Buyer Revenue Bond
Index, the yield on uninsured, long-
term municipal revenue bonds fell 30
basis points (0.30%) to end the Octo-
ber period at approximately 6.00%.
While tax-exempt bond yields have
declined dramatically from their highs
one year ago, municipal bond yields
have exhibited considerable yield vol-
atility on a weekly basis. In recent
months, tax-exempt bond yields have
fluctuated by as much as 20 basis
points on a week-to-week basis. US
Treasury bond yields have displayed
similar volatility, but the extent of
their decline has been greater. By the
end of October, long-term US Treasury
bond yields had declined almost 100
basis points to 6.33%. Proposed Fed-
eral tax restructuring continued to
weigh heavily on the tax-exempt bond
market. Thus far in 1995, US Treasury
bond yields have declined approxi-
mately 150 basis points. Municipal
bond yields have fallen approximately
95 basis points as the uncertainty
surrounding any changes to the exist-
ing Federal income tax structure has
prevented the municipal bond market
from rallying as strongly as its taxable counterpart.

A general view of a moderately expand-
ing domestic economy, supported by a
very favorable inflationary environ-
ment, allowed interest rates to signif-
icantly decline from their recent highs
in November 1994. However, this
decline was not a smooth downward
curve. Conflicting economic indicators
were released during recent months
that have prevented a clear consensus
regarding the near-term direction of
interest rates from being reached. The
resultant uncertainty has promoted
more of a saw-toothed pattern as inter-
est rate declines were repeatedly in-
terrupted by indications of stronger-
than-expected economic growth. As
these concerns were overcome by
subsequent weaker economic releases,
interest rate declines have resumed.
These periods of volatility are likely
to continue for the remainder of 1995,
or until proposed Federal budget def-
icit reduction packages are resolved
and any resultant responses by the
Federal Reserve Board have occurred.

However, the municipal bond mar-
ket's technical position remained sup-
portive throughout recent quarters.
Approximately $82 billion in long-term
municipal securities were issued dur-
ing the six months ended October 31,
1995. While this issuance is virtually
identical to underwritings during the
October 31, 1994 quarter, tax-exempt
bond issuance over the last 12 months
remained approximately 25% below
comparable 1994 levels. The munici-
pal bond market should maintain this
positive technical position well into
1996. Annual issuance for 1995 is now
projected to be approximately $140
billion, significantly less than last
year's already low level of $162 billion.
Projected maturities and early redemp-
tions for the remainder of 1995 and
throughout 1996 will lead to a contin-
ued decline in the total outstanding
municipal bond supply throughout
1996 and, perhaps, into 1998 should
new bond issuance remain at histori-
cally low levels.

Despite the municipal bond market's
relative underperformance compared
to the US Treasury market thus far in
1995, the extent of the tax-exempt
bond market's rally was nonetheless
quite impressive. Municipal bond
yields have fallen 135 basis points
from their highs reached in November
1994 and municipal bond prices rose
accordingly. Most tax-exempt products
recouped almost all of the losses
incurred in 1994 and are well on their
way to posting double-digit total
returns for all of 1995. This relative
underperformance so far in 1995 pro-
vided long-term investors with the
rare opportunity to purchase tax-
exempt securities at yield levels near
those of taxable securities.

Additionally, many of the factors that
led to the relative underperformance
of the tax-exempt bond market thus
far in 1995, namely investor concern
regarding Federal budget deficit reduc-
tions and proposed changes in the
Federal income tax structure, are
nearing resolution. The Federal budget
reconciliation process has already
begun, and may be essentially com-
pleted by year-end. Recent public
opinion polls suggest that the major-
ity of American taxpayers prefer the
existing Federal income tax system
compared to proposed changes, such
as the flat tax or national sales tax.
In an upcoming election year, neither
party is likely to advocate a clearly
unpopular position, particularly one
that can be expected to negatively
impact the Federal budget deficit reduc-tion program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
For the fiscal year ended October 31,
1995, our portfolio strategy was essen-
tially constructive. However, within
this period there were a few months of
volatility that we took advantage of
to purchase bonds that we believed
would better suit our optimistic
outlook. We sought to anticipate shifts
in investor sentiment, whether they
were motivated by perceived changes
in economic conditions or the belief
that interest rates had gone too high.
The Fund was positioned accordingly
throughout the 12-month period to
take full advantage of the declining
interest rate environment.

The only constant throughout the
12-month period was that cash
reserves were kept at minimum levels.
This was done for two reasons:
First, to enhance income for the
shareholders, and second, to keep
reserves low out of concern for an
extremely tight technical market for
California bonds. Compared to the
prior 12 months, California bond
issuance declined 42%. Looking ahead,
our strategy will continue to focus
on seeking to provide an attractive
total return and a generous level of tax-exempt income for our shareholders.

In Conclusion
We appreciate your ongoing interest
in MuniVest California Insured
Fund, Inc., and we look forward to
assisting you with your financial
needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Vice President

(Walter C. O'Connor)
Walter C. O'Connor
Portfolio Manager


November 27, 1995




We are pleased to announce that Walter
C. O'Connor is responsible for the
day-to-day management of MuniVest
California Insured Fund, Inc.
Mr. O'Connor has been employed by
Merrill Lynch Asset Management, L.P.
(an affiliate of the Fund's investment
adviser) since 1993 as Vice President
and Portfolio Manager and as Assistant
Vice President from 1991 to 1993. Prior
thereto, he was Assistant Vice President with Prudential Securities from 1984 to 1991.




PROXY RESULTS
During the six-month period ended October 31, 1995,
MuniVest California Insured Fund, Inc. Common Stock
shareholders voted on the following proposals. The
proposals were approved at a special shareholders'
meeting on May 12, 1995. The description of each
proposal and number of shares voted are as follows:
                                                                                          Shares Voted            Shares Voted
                                                                                              For               Without Authority
1. To elect the Fund's Board of Directors:               Edward H. Meyer                    5,600,338                223,605
                                                         Jack B. Sunderland                 5,599,271                224,672
                                                         J. Thomas Touchton                 5,605,207                218,736
                                                         Arthur Zeikel                      5,599,268                224,675

                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For             Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                          5,646,331          50,787          126,825

During the six-month period ended October 31, 1995, MuniVest California Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                          Shares Voted            Shares Voted
                                                                                              For               Without Authority
1. To elect the Fund's Board of Directors:               Donald Cecil                        1,407                     62
                                                         M. Colyer Crum                      1,407                     62
                                                         Edward H. Meyer                     1,407                     62
                                                         Jack B. Sunderland                  1,407                     62
                                                         J. Thomas Touchton                  1,407                     62
                                                         Arthur Zeikel                       1,407                     62

                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For             Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           1,407               0               62




Portfolio
Abbreviations

To simplify the listings of MuniVest California Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)
                     S&P      Moody's    Face                                                                              Value
STATE                Ratings  Ratings   Amount       Issue                                                               (Note 1a)
California--98.5%    AAA      Aaa      $ 2,485       California Health Facilities Financing Authority, Insured Revenue
                                                     Bonds (Children's Hospital of San Diego), 7% due 7/01/2013 (d)       $  2,751

                     AA-      Aa         2,500       California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
                                                     7% due 8/01/2026                                                        2,621

                     AA-      Aa         2,000       California HFA, Revenue Bonds, RIB, AMT, 8.777% due 8/01/2023 (e)       2,085

                                                     California Pollution Control Financing Authority, PCR (Southern
                                                     California Edison), VRDN (a):
                     A1       VMIG1++      200         Series A, 3.75% due 2/28/2008                                           200
                     A1       P1         2,000         Series D, 3.75% due 2/28/2008                                         2,000

                     NR*      P1           400       California Pollution Control Financing Authority, Resource Recovery
                                                     Revenue Refunding Bonds (Ultra Power Rocklin Project), VRDN, AMT,
                                                     Series A, 4.05% due 6/01/2017 (a)                                         400

                     A1+      VMIG1++      200       California Pollution Control Financing Authority, Solid Waste
                                                     Disposal Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN,
                                                     AMT, Series A, 3.90% due 10/01/2024 (a)                                   200

                                                     California Rural Home Mortgage Finance Authority, S/F Mortgage
                                                     Revenue Bonds (Mortgage-Backed Securities Program), AMT (f):
                     NR*      Aaa          670         Series A-2, 7.95% due 12/01/2024                                        771
                     AAA      NR*        1,500         Series B, 7.75% due 9/01/2026                                         1,687

                                                     California State Public Works Board, Lease Revenue Bonds, Series A:
                     A-       A          3,500         (Department of Corrections--Monterey County), 7% due 11/01/2019       3,807
                     A-       A          1,000         (Various Community College Projects), 5.625% due 12/01/2018             945
                     AAA      Aaa        1,500         (Various University of California Projects), 6.40% due
                                                       12/01/2016 (b)                                                        1,586

                     AA       Aa         2,000       California Statewide Community Development Authority Revenue Bonds,
                                                     COP (Saint Joseph Health System Group), 6.625% due 7/01/2021            2,136

                     AAA      Aaa        2,000       Central Coast Water Authority, California, Revenue Bonds
                                                     (Water Project Regional Facilities), 6.60% due 10/01/2022 (b)           2,143

                     AAA      Aaa        1,990       Compton, California, Community Redevelopment Agency, Tax Allocation
                                                     Refunding Bonds (Compton Redevelopment Project), Series A, 6.50%
                                                     due 8/01/2013 (h)                                                       2,148

                     AAA      Aaa        2,000       Cucamonga County, California, Water District Facilities Refinancing
                                                     Bonds, COP, 6.50% due 9/01/2022 (c)                                     2,120

                     AAA      Aaa        5,000       Culver City, California, Redevelopment Finance Authority, Tax
                                                     Allocation Revenue Refunding Bonds, 5.50% due 11/01/2014 (b)            4,965

                                                     Fresno, California, Sewer Revenue Bonds, Series A-1 (b):
                     AAA      Aaa          500         6.25% due 9/01/2014                                                     542
                     AAA      Aaa        1,000         5.25% due 9/01/2019                                                     950

                                                     Los Angeles, California, Community Redevelopment Agency, Tax
                                                     Allocation Refunding Bonds (Bunker Hill), Series H (g):
                     AAA      Aaa        1,500         6.50% due 12/01/2015                                                  1,590
                     AAA      Aaa        3,500         6.50% due 12/01/2016                                                  3,699

                     AAA      Aaa        3,000       Los Angeles, California, Convention and Exhibition Center Authority,
                                                     Lease Revenue Refunding Bonds, Series A, 5.375% due 8/15/2018 (d)       2,869

                                                     Los Angeles, California, Department of Water and Power, Electric
                                                     Plant Revenue Refunding Bonds:
                     AAA      Aaa        3,500         5.375% due 9/01/2023 (c)                                              3,328
                     AAA      Aaa        5,000         5.375% due 9/01/2023 (d)                                              4,761

                     AA       Aa         3,000       Los Angeles, California, Harbor Department Revenue Bonds, AMT,
                                                     Series B, 6.625% due 8/01/2025                                          3,151

                     AAA      Aaa        7,335       Los Angeles County, California, COP (Correctional Facilities
                                                     Project), 6.50% due 9/01/2013 (d)                                       7,709

                                                     M-S-R Public Power Agency, California, Revenue Bonds (San Juan
                                                     Project) (d):
                     AAA      Aaa        1,500         Refunding, 6.75% due 7/01/2020                                        1,722
                     AAA      Aaa        2,000         Series E, 6.75% due 7/01/2011                                         2,185

                     AAA      Aaa        3,500       Northern California Power Agency, Public Power Revenue Refunding
                                                     Bonds (Hydroelectric Project Number 1), Series A, 5.50%
                                                     due 7/01/2024 (d)                                                       3,411

                     AAA      Aaa        1,000       Oakland, California, Redevelopment Agency, Refunding Bonds, INFLOS,
                                                     7.865% due 9/01/2019 (d) (e)                                            1,003

                     AAA      Aaa        2,750       Oceanside, California, COP (Watereuse Association, California,
                                                     Financing Project), Series A, 6.50% due 10/01/2017 (b)                  2,924

                     A+       A1         3,000       Pasadena, California, COP, Refunding (Old Pasadena Package Facility
                                                     Project), 6.25% due 1/01/2018                                           3,121

                     AAA      Aaa        3,000       Pioneers Memorial Hospital District, California, Refunding, GO, UT,
                                                     6.50% due 10/01/2024 (b)                                                3,188

                     AAA      Aaa        2,000       Poway, California, Redevelopment Agency, Tax Allocation Refunding
                                                     Bonds (Paraguay Redevelopment Project), 5.50% due 12/15/2023 (c)        1,925

                     AAA      Aaa        1,500       Rancho, California, Water District Financing Authority, Revenue
                                                     Refunding Bonds, 5% due 8/15/2014 (b)                                   1,390

                     AAA      Aaa        3,000       Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation
                                                     Bonds (Rancho Redevelopment Project), 6.75% due 9/01/2020 (d)           3,223

                     A+       Aa         1,500       Sacramento, California, City Financing Authority, Lease Revenue
                                                     Refunding Bonds, Series B, 5.40% due 11/01/2020                         1,408

                     AAA      Aaa        4,000       Sacramento, California, Municipal Utilities District, Electric
                                                     Revenue Bonds, Series B, 6.375% due 8/15/2022 (d)                       4,198

                     AAA      Aaa        1,000       Sacramento County, California, COP, GO, 6.50% due 6/01/2015 (d)         1,050

                                                     San Francisco, California, City and County Airports Commission,
                                                     International Airport Revenue Bonds, Second Series:
                     AAA      Aaa        2,000         AMT, Issue 5, 6.50% due 5/01/2019 (c)                                 2,124
                     AAA      Aaa        2,000         AMT, Issue 6, 6.60% due 5/01/2020 (b)                                 2,147
                     AAA      Aaa        2,000       Refunding, Issue 2, 6.75% due 5/01/2013 (d)                             2,192

                                                     San Francisco, California, City and County Redevelopment Agency,
                                                     Lease Revenue Bonds (George R. Moscone Convention Center) (h):
                     AAA      Aaa        2,800         6.75% due 7/01/2015                                                   3,053
                     AAA      Aaa        1,500         6.75% due 7/01/2024                                                   1,626

                     AAA      Aaa        1,000       San Jose, California, Redevelopment Agency, Tax Allocation Refunding
                                                     Bonds (Merged Area Redevelopment Project), 5.25% due 8/01/2016 (d)        950

                     AAA      Aaa        2,450       San Mateo County, California, Joint Powers Financing Authority, Lease
                                                     Revenue Refunding Bonds (Capital Projects Program), 5.125% due
                                                     7/01/2018 (d)                                                           2,292

SCHEDULE OF INVESTMENTS (concluded)                                                                                 (in Thousands)
                     S&P      Moody's    Face                                                                              Value
STATE                Ratings  Ratings   Amount       Issue                                                               (Note 1a)
California           AAA      Aaa      $ 3,500       Stockton, California, Revenue Bonds (Wastewater Treatment Plant
(concluded)                                          Expansion), COP, Series A, 6.70% due 9/01/2014 (c)                   $  3,813

                                                     University of California, Revenue Refunding Bonds (Multiple
                                                     Purpose Projects), Series C (b):
                     AAA      Aaa        1,250         5% due 9/01/2013                                                      1,163
                     AAA      Aaa        4,000         5% due 9/01/2023                                                      3,601

                     AAA      Aaa        1,500       Vacaville, California, Public Financing Authority, Tax Allocation
                                                     Revenue Refunding Bonds (Vacaville Redevelopment Projects), 6.35%
                                                     due 9/01/2022 (d)                                                       1,564

                     AAA      Aaa        1,500       Walnut, California, Public Financing Authority, Tax Allocation
                                                     Revenue Refunding Bonds (Walnut Improvement Project), 6.50%
                                                     due 9/01/2022 (d)                                                       1,596


                     Total Investments (Cost--$112,527)--98.5%                                                             118,033

                     Other Assets Less Liabilities--1.5%                                                                     1,788
                                                                                                                          --------
                     Net Assets--100.0%                                                                                   $119,821
                                                                                                                          ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(f)GNMA Collateralized.
(g)FSA Insured.
(h)CGIC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
              As of October 31, 1995
Assets:       Investments, at value (identified cost--$112,527,018) (Note 1a)                                        $118,032,748
              Cash                                                                                                         28,784
              Interest receivable                                                                                       1,949,006
              Deferred organization expenses (Note 1e)                                                                     13,548
              Prepaid expenses                                                                                              6,906
                                                                                                                     ------------
              Total assets                                                                                            120,030,992
                                                                                                                     ------------

Liabilities:  Payables:
                Dividends to shareholders (Note 1f)                                                 $    124,298
                Investment adviser (Note 2)                                                               48,908          173,206
                                                                                                    ------------
              Accrued expenses and other liabilities                                                                       37,219
                                                                                                                     ------------
              Total liabilities                                                                                           210,425

Net Assets:   Net assets                                                                                             $119,820,567
                                                                                                                     ============

Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
                Preferred Stock, par value $.10 per share (1,600 shares of AMPS* issued and
                outstanding at $25,000 per share liquidation preference)                                             $ 40,000,000
                Common Stock, par value $.10 per share (5,961,365 shares issued and outstanding)    $    596,136
              Paid-in capital in excess of par                                                        82,965,863
              Undistributed investment income--net                                                       452,016
              Accumulated realized capital losses on investments--net (Note 5)                        (9,699,178)
              Unrealized appreciation on investments--net                                              5,505,730
                                                                                                    ------------
              Total--Equivalent to $13.39 net asset value per share of Common Stock
              (market price--$11.875)                                                                                  79,820,567
                                                                                                                     ------------
              Total capital                                                                                          $119,820,567
                                                                                                                     ============

             *Auction Market Preferred Stock.

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS
              For the Year Ended October 31, 1995
Investment    Interest and amortization of premium and discount earned                                                $ 7,045,659
Income
(Note 1d):

Expenses:     Investment advisory fees (Note 2)                                                      $   574,411
              Commission fees (Note 4)                                                                   101,464
              Professional fees                                                                           76,102
              Printing and shareholder reports                                                            41,820
              Transfer agent fees                                                                         26,248
              Listing fees                                                                                25,465
              Accounting services (Note 2)                                                                23,992
              Directors' fees and expenses                                                                22,690
              Custodian fees                                                                              10,570
              Pricing fees                                                                                 6,304
              Amortization of organization expenses (Note 1e)                                              5,434
              Other                                                                                       11,550
                                                                                                     -----------
              Total expenses                                                                                              926,050
                                                                                                                      -----------
              Investment income--net                                                                                    6,119,609
                                                                                                                      -----------


Realized &    Realized loss on investments--net                                                                        (3,594,227)
Unrealized    Change in unrealized appreciation/depreciation on investments--net                                       13,039,828
Gain(Loss)                                                                                                            -----------
on Invest-    Net Increase in Net Assets Resulting from Operations                                                    $15,565,210
ments--Net                                                                                                            ===========
(Notes 1b, 1d
& 3):
              See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                For the
                                                                                                          Year Ended October 31,
              Increase (Decrease) in Net Assets:                                                          1995            1994
Operations:   Investment income--net                                                                $  6,119,609     $  6,068,712
              Realized loss on investments--net                                                       (3,594,227)      (6,104,947)
              Change in unrealized appreciation/depreciation on investments--net                      13,039,828      (12,568,883)
                                                                                                    ------------     ------------
              Net increase (decrease) in net assets resulting from operations                         15,565,210      (12,605,118)
                                                                                                    ------------     ------------

Dividends &   Investment income--net:
Distributions   Common Stock                                                                          (4,602,835)      (4,886,495)
to Share-       Preferred Stock                                                                       (1,492,944)      (1,215,832)
holders       Realized gain on investments--net:
(Note 1f):      Common Stock                                                                              --             (410,130)
                Preferred Stock                                                                           --              (62,896)
                                                                                                    ------------     ------------
              Net decrease in net assets resulting from dividends and
              distributions to shareholders                                                           (6,095,779)      (6,575,353)
                                                                                                    ------------     ------------

Capital Stock Offering and underwriting costs resulting from the issuance of Preferred Stock              --               34,413
Transactions                                                                                        ------------     ------------
(Notes 1e     Net increase in net assets derived from capital stock transactions                          --               34,413
& 4):                                                                                               ------------     ------------

Net Assets:   Total increase (decrease) in net assets                                                  9,469,431      (19,146,058)
              Beginning of year                                                                      110,351,136      129,497,194
                                                                                                    ------------     ------------
              End of year*                                                                          $119,820,567     $110,351,136
                                                                                                    ============     ============

             *Undistributed investment income--net                                                  $    452,016     $    428,186
                                                                                                    ============     ============

              See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
              The following per share data and ratios have been derived                      For the              For the Period
              from information provided in the financial statements.                       Year Ended            April 30, 1993++
                                                                                           October 31,            to October 31,
              Increase (Decrease) in Net Asset Value:                                  1995          1994              1993
Per Share     Net asset value, beginning of period                                $    11.80      $    15.01        $    14.18
Operating                                                                         ----------      ----------        ----------
Performance:  Investment income--net                                                    1.03            1.01               .48
              Realized and unrealized gain (loss) on investments--net                   1.58           (3.13)              .91
                                                                                  ----------      ----------        ----------
              Total from investment operations                                          2.61           (2.12)             1.39
                                                                                  ----------      ----------        ----------
              Less dividends and distributions to Common Stock shareholders:
                Investment income--net                                                  (.77)           (.82)             (.34)
                Realized gain on investments--net                                         --            (.07)               --
                                                                                  ----------      ----------        ----------
              Total dividends and distributions to Common Stock shareholders            (.77)           (.89)             (.34)
                                                                                  ----------      ----------        ----------
              Capital charge resulting from issuance of Common Stock                      --              --              (.03)
                                                                                  ----------      ----------        ----------
              Effect of Preferred Stock activity:++++
                Dividends and distributions to Preferred Stock shareholders:
                  Investment income--net                                                (.25)           (.20)             (.06)
                  Realized gain on investments--net                                       --            (.01)               --
                Capital charge resulting from issuance of Preferred Stock                 --             .01              (.13)
                                                                                  ----------      ----------        ----------
              Total effect of Preferred Stock activity                                  (.25)           (.20)             (.19)
                                                                                  ----------      ----------        ----------
              Net asset value, end of period                                      $    13.39      $    11.80        $    15.01
                                                                                  ==========      ==========        ==========
              Market price per share, end of period                               $   11.875      $    10.50        $    14.75
                                                                                  ==========      ==========        ==========

Total         Based on market price per share                                         20.89%         (23.56%)             .64%+++
Investment                                                                        ==========      ==========        ==========
Return:**     Based on net asset value per share                                      21.30%         (15.58%)            8.34%+++
                                                                                  ==========      ==========        ==========

Ratios to     Expenses, net of reimbursement                                            .81%            .76%              .41%*
Average Net                                                                       ==========      ==========        ==========
Assets:***    Expenses                                                                  .81%            .81%              .83%*
                                                                                  ==========      ==========        ==========
              Investment income--net                                                   5.33%           5.06%             4.82%*
                                                                                  ==========      ==========        ==========

Supplemental  Net assets, net of Preferred Stock, end of period (in thousands)    $   79,821      $   70,351        $   89,497
Data:                                                                             ==========      ==========        ==========
              Preferred Stock outstanding, end of period (in thousands)           $   40,000      $   40,000        $   40,000
                                                                                  ==========      ==========        ==========
              Portfolio turnover                                                      90.41%          81.53%            38.34%
                                                                                  ==========      ==========        ==========

Dividends     Investment income--net                                              $      933      $      760        $     239
Per Share
on Preferred
Stock
Outstanding:++++++


             *Annualized.
            **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
           ***Do not reflect the effect of dividends to Preferred Stock shareholders.
            ++Commencement of Operations.
          ++++The Fund's Preferred Stock was issued on June 1, 1993.
        ++++++Dividends per share have been adjusted to reflect a two-for-one stock split.
           +++Aggregate total investment return.

              See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid
(or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organiza-tion expenses are amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned sub-sidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $99,785,185 and $102,282,899, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                            Realized       Unrealized
                                             Losses          Gains

Long-term investments                     $(2,173,988)     $5,505,730
Financial futures contracts                (1,420,239)             --
                                          -----------      ----------
Total                                     $(3,594,227)     $5,505,730
                                          ===========      ==========

As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $5,505,730, of which $5,548,018 related to appreciated securities and $42,288 related to depreciated securities.

The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $112,527,018.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 5,961,365. At October 31, 1995, total paid-in capital amounted to $83,561,999.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.375%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995 there were 1,600 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $88,206 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $8,322,000, of which $6,105,000 expires in 2002 and $2,217,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069464 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniVest California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest California Insured Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period April 30, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evalu-ating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest California Insured Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniVest California Insured Fund, Inc. during its taxable year ended October 31, 1995, qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.





PER SHARE INFORMATION (unaudited)


Per Share
Selected Quarterly
Financial Data*
                                                  Net      Realized    Unrealized            Dividends/Distributions
                                              Investment    Gains        Gains      Net Investment Income       Capital Gains
For the Period                                  Income     (Losses)     (Losses)     Common     Preferred    Common    Preferred
November 1, 1993 to January 31, 1994             $.26        $.06          --         $.21       $.05         $.07       $.01
February 1, 1994 to April 30, 1994                .26        (.08)      $(2.17)        .21        .05          --         --
May 1, 1994 to July 31, 1994                      .24        (.42)         .64         .20        .05          --         --
August 1, 1994 to October 31, 1994                .25        (.58)        (.58)        .20        .05          --         --
November 1, 1994 to January 31, 1995              .26        (.50)        1.03         .20        .06          --         --
February 1, 1995 to April 30, 1995                .25        (.21)         .47         .19        .06          --         --
May 1, 1995 to July 31, 1995                      .26         .02          .21         .19        .07          --         --
August 1, 1995 to October 31, 1995                .26         .09          .47         .19        .06          --         --

                                                          Net Asset Value                 Market Price**
For the Period                                            High        Low               High          Low                Volume***
November 1, 1993 to January 31, 1994                    $15.00     $14.28             $15.00        $13.25                436
February 1, 1994 to April 30, 1994                       14.94      11.88              14.25         11.50                592
May 1, 1994 to July 31, 1994                             13.33      12.30              12.625        11.50                455
August 1, 1994 to October 31, 1994                       13.00      11.80              11.875        10.375               726
November 1, 1994 to January 31, 1995                     12.32      10.71              11.00          9.375             1,365
February 1, 1995 to April 30, 1995                       12.97      12.31              11.625        11.125               428
May 1, 1995 to July 31, 1995                             13.60      12.57              12.125        11.125               519
August 1, 1995 to October 31, 1995                       13.44      12.52              12.00         11.50                507

  *Calculations are based upon shares of Common Stock outstanding at the end of each period.
 **As reported in the consolidated transaction reporting system.
***In thousands.


